UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K
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PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 17, 2013

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Kyto BioPharma Inc.
(Exact name of registrant as specified in its charter)

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Florida	65-108-6538
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

B1-114 Belmont Street, Toronto ON Canada M5R 1P8
(Address of principal executive offices) (Zip Code)

(416) 960-8770
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

    On July 17, 2013, Kyto Biopharma, Inc., (the "Company") signed a letter of intent to acquire Barbados Sea Island Cotton Inc., a copy of the announcement is attached herein as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

   Exhibit 99.1    Press Release Announcing Letter of Intent between Kyto BioPharma Inc. and Barbados Sea Island Cotton Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYTO BIOPHARMA INC.

By:	/s/ Georges Benarroch
Georges Benarroch President and CEO

Date:  July 22, 2013